UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2008

NEXPLORE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)
000-49991	84-1080047
(Commission File Number)	(I.R.S. Employer Identification No.)

2601 Network Blvd.
Suite 208
Frisco, Texas 75034
(Address of Principal Executive Offices and Zip Code)

(214) 432-0637
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors

(b) & (d)     On March 12, 2008, Edward W. Mandel, Scott Grizzle, Eddy Layne, and Earl L. Calhoun were appointed to the Board of Directors of the Company pursuant to an Action by Consent of Shareholders. As a consequence, the tenure of Paul Williams and Skinner Layne on the Company's Board of Directors ended March 12th.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPLORE CORPORATION
     (Registrant)
Date: March 17, 2008	By:	/s/ Edward W. Mandel
	Name:	Edward W. Mandel
	Title:	Chief Executive Officer